SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 26, 2010

APEXTALK HOLDINGS, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-153838	26-1402471
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

637 Howard Street
San Francisco, CA 94105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 228 2829
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2010, with the written consent of its board of directors, Apextalk Holding, Inc. (the “Company”) entered into a stock purchase agreement (the “Agreement”) with Champion Investors (China) Ltd., a New York company (the “Purchaser”), pursuant to which, the Company agrees to sell and the Purchaser agrees to purchase a total of 104,167 shares of the Company’s newly issued common stock at a purchase price of $2.40 per share equal to $250,000 in the aggregate (the “Purchase Price”) in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Agreement is substantially in the form attached hereto as Exhibit 10.1.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement by and between Apextalk Holding, Inc. and Champion Investors (China) Ltd. dated May 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDINGS, INC.
Dated: June 2, 2010
By: /s/ Hui Liu
Hui Liu Chief Executive Officer